JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

VARIABLE ANNUITY SEPARATE ACCOUNTS H, Q, R, T, W and X

Supplement dated May 9, 2012

to

STATEMENTS OF ADDITIONAL INFORMATION

dated April 30, 2012

This Supplement applies to the Statements of Additional Information dated April 30, 2012 for certain variable annuity contracts (“Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and funded through a Separate Account shown above. The Contracts include:

Variable Annuity Separate Account H

•      VENTURE® 4 SERIES VARIABLE ANNUITY

•      VENTURE® 7 SERIES VARIABLE ANNUITY

•      VENTURE® OPPORTUNITY A-SERIES VARIABLE ANNUITY

•      VENTURE® OPPORTUNITY O-SERIES VARIABLE ANNUITY

•      VENTURE® OPPORTUNITY A SHARE VARIABLE ANNUITY

•      VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY

•      VENTURE® VARIABLE ANNUITY

•      VENTURE® III VARIABLE ANNUITY

•      VENTURE® 4 VARIABLE ANNUITY

•      VENTURE® VISION VARIABLE ANNUITY

•      VENTURE® VANTAGE VARIABLE ANNUITY

•      WEALTHMARK VARIABLE ANNUITY

•      WEALTHMARK ML3 VARIABLE ANNUITY

•      GIFL ROLLOVER VARIABLE ANNUITY

•      GIFL SELECT IRA ROLLOVER VARIABLE ANNUITY

Variable Annuity Separate Account Q	• REVOLUTION VALUE VARIABLE ANNUITY

Variable Annuity Separate Account R	• INDEPENDENCE 2000 VARIABLE ANNUITY • INDEPENDENCE PREFERRED VARIABLE ANNUITY

Variable Annuity Separate Account T	• DECLARATION VARIABLE ANNUITY • PATRIOT VARIABLE ANNUITY • REVOLUTION ACCESS VARIABLE ANNUITY • REVOLUTION EXTRA VARIABLE ANNUITY • REVOLUTION VALUE VARIABLE ANNUITY

Variable Annuity Separate Account W	• ACCOMMODATOR VARIABLE ANNUITY • INDEPENDENCE

Variable Annuity Separate Account X	• INDEPENDENCE 2000 • INDEPENDENCE PREFERRED

You should read this Supplement together with the current Statement of Additional Information for the Contract you have purchased, and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus for the annuity contract (“Annuity Prospectus”) or the applicable Statement of Additional Information. If you would like another copy of the Annuity Prospectus or the applicable Statement of Additional Information, please contact our Annuities Service Center at 800-344-1029.

Derivative Liabilities of John Hancock Life Insurance Company (U.S.A.)

The financial statements of John Hancock Life Insurance Company (U.S.A.) (the “Company”) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011 appear in the Statement of Additional Information of the Registration Statement. The following discussion provides additional information about derivative liabilities of the Company that are reflected in those financial statements. This information relates to derivative liabilities of the Company, not the Separate Account nor the Funds of the John Hancock Variable Insurance Trust, and should be read only as providing additional financial information about the Company.

As noted in the Company’s consolidated balance sheets that are included within the Audited Financial Statements, the Company had total derivatives liabilities of $7,813 million as of December 31, 2011. Of this amount:

(1)	$5,040 million of derivative liabilities as of December 31, 2011 are subject to “master netting arrangements” where the Company is in a net asset position (i.e. assets plus collateral exceed liabilities) with respect to the counterparty. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(2)	$2,572 million of “embedded derivatives” as of December 31, 2011 relate to reinsurance contracts between the Company and affiliated reinsurers. The embedded derivative relating to each reinsurance contract is a total return swap wherein the Company is obligated to pay the reinsurer the actual return on assets backing the ceded liabilities in exchange for a credit equal to interest due on the Company’s ceded reserves. The Company measures the credit as the difference between (a) the fair market value of assets backing the reinsured liabilities and (b) the value of those assets as shown in financial statements of the Company that are prepared under statutory accounting principles. These entities are under common control with the Company by the Company’s ultimate parent, Manulife Financial Corporation, a Canadian company, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Thus, the Company’s derivative liabilities in which the Company is in a net liability position (i.e. liabilities exceed assets plus collateral) with respect to counterparties and reinsurance contracts with non-affiliated entities at December 31, 2011 was $201 million.

Note 8 to the Company’s Audited Financial Statements also shows policyholder-related embedded derivatives of $106 million for participating pension contracts and $1,061 million for benefit guarantees on variable annuity contracts. These embedded derivatives are included in Future Policy Benefits at December 31, 2011, as shown on the Company’s consolidated balance sheets within the Audited Financial Statements.

You should retain this Supplement for future reference.

Supplement dated May 9, 2012

04/12:	333-172473	333-149421
	333-172476	333-167019
	333-176427	333-164147
	333-176431	333-164146
	333-146591	333-164145
	333-146698	333-164142
	333-70728	333-164135
	333-70730	333-164140
	333-70850	333-164137
	333-162245	333-164138
	333-71074	333-164139
333-71072